                                                                    EXHIBIT 99.1



On December 29, 1999, NetManage, Inc. (the "Company") acquired all of the assets of Wall Data, Inc. ("Wall Data") for cash of approximately $94 million. The transaction was accounted for as a purchase. The accompanying unaudited pro forma condensed combined financial statements give effect to the acquisition and should be read in conjunction with the historical financial statements and related notes thereto for both the Company and Wall Data, incorporated by reference or included elsewhere herein.

The unaudited pro forma condensed combined balance sheet has been prepared as if the acquisition was consummated on September 30, 1999, and combines the Company's balance sheet as of September 30, 1999, with Wall Data's balance sheet as of October 31, 1999. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 1998, has been prepared as if the acquisition was consummated as of the beginning of the fiscal year and combines the Company's statement of operations for the year ended December 31, 1998 with Wall Data's statement of operations for the twelve months ended January 31, 1999. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 1999, combines the Company's statement of operations for the nine months ended September 30, 1999 with Wall Data's statement of operations for the nine months ended October 31, 1999.

This method of combining historical financial statements for the preparation of the pro forma condensed combined financial statements is for presentation purposes only. Actual statements of operations of the companies will be combined from the closing date of the acquisition with no retroactive restatements. Additionally, the unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and are not necessarily indicative of the combined financial position or combined results of operations that would have been reported had the acquisition occurred on the dates indicated, nor do they represent a forecast of the combined financial position or results of operations for any future period.

                       NETMANAGE, INC. AND WALL DATA, INC.
              Unaudited Pro Forma Condensed Combined Balance Sheet
                            as of September 30, 1999
                                 (In thousands)



                                                                                                 PRO FORMA            PRO FORMA
                                                    NETMANAGE, INC.      WALL DATA, INC.         ADJUSTMENTS          COMBINED
                                                    ---------------      ---------------         -----------          ---------
ASSETS
CURRENT ASSETS:
Cash and cash equivalents                              $  44,361            $  12,413            $ (94,048) (a)      $ (37,274)
Short-term investments                                    39,568               39,729                                    79,297
Accounts receivable, net                                  11,099               12,382                                    23,481
Prepaid expenses and other current assets                 13,686                2,324                                    16,010
                                                       ---------            ---------                                 ---------
Total current assets                                     108,714               66,848                                    81,514
                                                       ---------            ---------                                 ---------

Fixed Assets, net                                          4,062                7,060                                    11,122
Long-term investments                                     45,602                  285                                    45,887
Goodwill and other intangibles, net                       17,707               12,158               40,272 (a)           70,137
Other assets                                               1,965                1,421                                     3,386
                                                       ---------            ---------                                 ---------
                                                       $ 178,050            $  87,772                                 $ 212,046
                                                       =========            =========                                 =========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable                                       $   3,728            $   7,095                                 $  10,823
Accrued liabilities                                        8,339               13,211                9,456 (a)           31,006
Accrued payroll and payroll-related expenses               3,442                    -                                     3,442
Deferred revenue                                           9,613               12,589                                    22,202
Income taxes payable                                       6,238                1,421                                     7,659
                                                       ---------            ---------                                 ---------
Total current liabilities                                 31,360               34,316                                    75,132
                                                       ---------            ---------                                 ---------

LONG-TERM LIABILITIES                                      1,232                2,624                                     3,856
                                                       ---------            ---------                                 ---------

STOCKHOLDERS' EQUITY:
Common stock                                                 697               62,372              (62,372) (a)             697
Treasury stock, at cost                                  (15,559)                   -                                   (15,559)
Additional paid-in capital                               168,740                    -                                   168,740
Accumulated deficit                                       (5,423)             (11,712)                (688) (a)         (17,823)
Accumulated comprehensive loss                            (2,997)                 172                 (172) (a)          (2,997)
                                                       ---------            ---------                                 ---------
Total stockholders' equity                               145,458               50,832                                   133,058
                                                       ---------            ---------                                 ---------
                                                       $ 178,050            $  87,772                                 $ 212,046
                                                       =========            =========                                 =========

            See accompanying notes to unaudited pro forma condensed
                         combined financial statements.

                      NETMANAGE, INC. AND WALL DATA, INC.
         Unaudited Pro Forma Condensed Combined Statement of Operations
                      Nine months ended September 30, 1999
                      (In thousands, except per share data)



                                                                                                     PRO FORMA         PRO FORMA
                                                        NETMANAGE, INC.      WALL DATA, INC.        ADJUSTMENTS        COMBINED
                                                        ---------------      ---------------        -----------        ---------
NET REVENUES:
            License fees                                   $  38,570           $  33,757                               $  72,327
            Services                                          14,783              22,118                                  36,901
                                                           ---------           ---------                               ---------
                         Total net revenues                   53,353              55,875                                 109,228

COST OF REVENUES                                               2,777              13,654                                  16,431
                                                           ---------           ---------                               ---------
GROSS MARGIN                                                  50,576              42,221                                  92,797
                                                           ---------           ---------                               ---------

OPERATING EXPENSES
            Research and development                          12,843              20,788                                  33,631
            Sales and marketing                               30,375              44,081                                  74,456
            General and administrative                         7,920               9,171                                  17,091
            Legal settlements                                  2,063                   -                                   2,063
            Restructuring charges                                                 18,369                                  18,369
            Amortization of goodwill                           3,264               1,466               7,865 (b)          12,595
                                                           ---------           ---------                               ---------
                         Total operating expenses             56,465              93,875                                 158,205
                                                           ---------           ---------                               ---------

LOSS FROM OPERATIONS                                          (5,889)            (51,654)                                (65,408)

INTEREST INCOME AND OTHER, NET                                 4,519               4,657                                   9,176
                                                           ---------           ---------                               ---------
LOSS BEFORE PROVISION FOR INCOME TAXES                        (1,370)            (46,997)                                (56,232)
PROVISION (BENEFIT) FOR INCOME TAXES                              81               3,374                                   3,455
                                                           ---------           ---------                               ---------
NET LOSS                                                   $  (1,451)          $ (50,371)                              $ (59,687)
                                                           =========           =========                               =========

NET LOSS PER SHARE                                         $   (0.02)                                                  $   (0.92)
                                                           =========                                                   =========

WEIGHTED AVERAGE COMMON SHARES AND EQUIVALENTS
BASIC                                                         65,072                                                      65,072
                                                           =========                                                   =========
DILUTED                                                       65,072                                                      65,072
                                                           =========                                                   =========


            See accompanying notes to unaudited pro forma condensed
                         combined financial statements.

                      NETMANAGE, INC. AND WALL DATA, INC.
         Unaudited Pro Forma Condensed Combined Statement of Operations
                          Year ended December 31, 1998
                      (In thousands, except per share data)



                                                                                                  PRO FORMA           PRO FORMA
                                                        NETMANAGE, INC.     WALL DATA, INC.      ADJUSTMENTS           COMBINED
                                                        ---------------     ---------------      -----------           ---------
NET REVENUES:
            License fees                                   $  55,114           $ 123,349                               $ 178,463
            Services                                          16,613              29,463                                  46,076
                                                           ---------           ---------                               ---------
                         Total net revenues                   71,727             152,812                                 224,539

COST OF REVENUES                                               3,416              32,183                                  35,599
                                                           ---------           ---------                               ---------
GROSS MARGIN                                                  68,311             120,629                                 188,940
                                                           ---------           ---------                               ---------

OPERATING EXPENSES
            Research and development                          18,882              20,022                                  38,904
            Sales and marketing                               39,453              76,567                                 116,020
            General and administrative                        12,445              14,599                                  27,044
            Write-off of in-process
               research and development                        9,500                   -                                   9,500
            Amortization of goodwill                           2,817               1,982             10,486(b)            15,285
            Restructuring charge                               7,031               2,405                                   9,436
                                                           ---------           ---------                               ---------
                         Total operating expenses             90,128             115,575                                 216,189
                                                           ---------           ---------                               ---------

INCOME (LOSS) FROM OPERATIONS                                (21,817)              5,054                                 (27,249)

INTEREST INCOME AND OTHER, NET                                 3,474               2,895                                   6,369
EQUITY IN INCOME OF UNCONSOLIDATED AFFILIATE                   1,027                   -                                   1,027
GAIN ON SALE OF INVESTMENT
  IN UNCONSOLIDATED AFFILIATE                                 11,748                   -                                  11,748
                                                           ---------           ---------                               ---------
LOSS BEFORE PROVISION FOR INCOME TAXES                        (5,568)              7,949                                  (8,105)
PROVISION (BENEFIT) FOR INCOME TAXES                           4,400               1,924                                   6,324
                                                           ---------           ---------                               ---------
NET INCOME (LOSS)                                          $  (9,968)          $   6,025                                $(14,429)
                                                           =========           =========                               =========

NET LOSS PER SHARE                                         $   (0.19)                                                  $   (0.27)
                                                           =========                                                   =========

WEIGHTED AVERAGE COMMON SHARES AND EQUIVALENTS
BASIC                                                         53,205                                                      53,205
                                                           =========                                                   =========
DILUTED                                                       53,205                                                      53,205
                                                           =========                                                   =========


             See accompanying notes to unaudited pro forma condensed
                         combined financial statements.

                       NETMANAGE, INC AND WALL DATA, INC.
        Notes to Unaudited Pro Forma Condensed Combined Balance Sheet and
                            Statements of Operations
                                   (Unaudited)



Note 1. Basis of Presentation

         The unaudited pro forma condensed combined financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information presented not misleading.

Note 2. Pro Forma Adjustments

         Certain pro forma adjustments have been made to the accompanying pro forma condensed combined balance sheet and statements of operations as described below.

         (a) Reflects the elimination of Wall Data's stockholders' equity based on the cash payment of $94,048,190 to the Wall Data stockholders, estimated expenses of the merger of $9,456,000 and an adjustment to retained earnings of $12,400,000 related to the write-off of acquired in-process research and development that had not reached technological feasibility and, in management's opinion, had no probable alternative future use.

         (b) Reflects amortization of goodwill and other intangibles related to the acquisition of Wall Data, based on an estimated useful life of five years.